UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 18, 2008

CITIZENS COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-33003	20-5120010
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         On July 18, 2008, the Registrant issued a press release announcing a quarterly cash dividend of 5 cents per share.

Item 9.01  Financial Statements and Exhibits

             (d)      The following exhibit is filed as part of this report.

                        Exhibit 99        Press release dated July 18, 2008

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: July 21, 2008	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated July 18, 2008

4